Pursuant to Rule 497(e) Registration No. 33-8021

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund (the “Fund”)

Supplement dated March 21, 2007 to the Prospectus dated

January 29, 2007, as supplemented on March 7, 2007

The following modifications to the prospectus are effective April 1, 2007.

On page 4, under “Fund Highlights,” the section entitled “Additional Information about the International Small-Cap Fund’s Techniques” is deleted and replaced with the following:

“Additional Information about the International Equity and International Small-Cap Funds’ Techniques

Under normal circumstances, at least 80% of the International Equity Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities. Under normal circumstances, at least 80% of the International Small-Cap Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities and equity related securities of small-cap companies throughout the world including emerging market countries excluding the United States. The International Equity Fund’s investments may include investments in securities of emerging market countries, however, investments in emerging market countries will not exceed 30% of the Fund’s net assets. Equity securities in which the Funds may invest may include common stocks, preferred stocks, convertible securities and depository receipts. The Funds are not limited in the amount they invest in any one country. The subadviser will try to select a wide range of industries and companies.”

On Page 5 under “Fund Highlights,” the heading and text under “Additional Principal Risks Specific to the International Small-Cap Fund” are deleted. Under the heading “Additional Principal Risks Specific to the International Equity Fund and International Small-Cap Fund” the following sentence is inserted after the last sentence: “In addition, the markets of emerging market countries are typically more volatile than more developed markets.”

On page 36, under “More Information about the Funds,” under the column “International Equity Fund,” in the row entitled “What Risks may effect the Fund?” the bullet-point entitled “Emerging markets” is deleted from the section titled “NON-PRINCIPAL RISKS” and added to the section titled “PRINCIPAL RISKS.”

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

Supplement dated March 21, 2007 to the

Statement of Additional Information (“SAI”)

dated January 29, 2007, as supplemented on March 7, 2007

Effective April 1, 2007, on page B-21 of the SAI, under “Investment Objectives and Policies,” the following sentence is inserted after the last sentence in the third paragraph under the section entitled “Foreign Securities:” “The International Equity Fund’s investments in emerging market countries will not exceed 30% of the Fund’s net assets.”